SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2015
SHAREHOLDERS' EQUITY [Abstract]
SHAREHOLDERS' EQUITY
8.	SHAREHOLDERS' EQUITY

Authorized, issued and outstanding common shares roll-forward is as follows:

All figures in USD '000, except number of shares	Authorized shares	Issued Shares	Outstanding Shares	Common Shares
Incorporation of Company, October 17, 2013	1,000	500	500	-
Increased Authorized Share Capital	249,999,000	-	-	-
Common Shares Issued	-	16,666,666	16,666,666	167
Repurchase and Cancellation of Shares	-	(500)	(500)	-
Balance, December 31, 2013	250,000,000	16,666,666	16,666,666	167
Common Shares Issued	-	6,764,704	6,764,704	67
Balance, December 31, 2014	250,000,000	23,431,370	23,431,370	234
Common Shares Repurchased	-	-	(870,839)	-
Balance, December 31, 2015	250,000,000	23,431,370	22,560,531	234

The Company was formed on October 17, 2013 under the laws of The Republic of the Marshall Islands, with 1,000 common shares authorized and 500 common shares issued.

On November 21, 2013, the Company increased its authorized share capital from 1,000 common shares to 200,000,000 common shares, par value $0.01 per share and 50,000,000 preferred shares, par value $0.01 per share.

On November 22, 2013 the Company issued 16,666,666 common shares in connection with the private placement that was completed on November 27, 2013 and raised $250.0 million gross proceeds, and $243.4 million net after fees and expenses.

As part of the Private Placement, the Company issued a warrant to NAT exercisable for up to 833,333 of our common shares with an exercise price of $15.00 per common share. The purchase rights represented by the warrant became exercisable in 20% increments at each 10% increase in the VWAP, of our common shares between increases of 25% to 65%. The VWAP must be above an exercise level for a minimum of 10 business days, with a minimum trading volume of $2.0 million. The warrant matured on December 31, 2015.

The warrants were classified as a share-based compensation transaction with non-employees. The performance obligation was met upon completion of the Private Placement, and the fair value of the warrants was recognized in equity in accordance with subtopic ASC 505-50. The warrants were issued as payment for the services provided by NAT in relation to the Private Placement; accordingly this is deducted from the equity as an issuance cost. The net impact on equity is accordingly $0.0 million.

In 2014 the requirements for two of the increments related to the warrants were met making 333,333 warrants exercisable, at an exercise price of $13.82. The warrants expired on December 31, 2015.

In May 2015 the Company announced a share repurchase program of under which the Company may repurchase up to 2.5 million of NAO's outstanding common stock over the two subsequent years. Per December 31, 2015 the Company had repurchased 870,839 shares.